UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global High Yield Fund

Semiannual Report | April 30, 2022

A: PGHYX	C: PGYCX	Y: GHYYX

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment. Volatility in the fixed-income markets has remained high and we have seen negative returns for most asset classes. Meanwhile, equity markets, both domestic and global, have experienced significant underperformance over the first several months of the year. Concerns over global supply chain issues, rising inflation, the enactment of less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

In our view, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

June 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 3

Portfolio Management Discussion | 4/30/22

In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund during the six-month period ended April 30, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the six-month period ended April 30, 2022?
A	Pioneer Global High Yield Fund’s Class A shares returned -8.48% at net asset value during the six-month period ended April 30, 2022, while the Fund’s benchmarks, the Bloomberg Global High Yield Index (the Bloomberg Index) and the ICE Bank of America (ICE BofA) US High Yield Index, returned -10.17% and -7.22%, respectively. During the same period, the average return of the 694 mutual funds in Morningstar’s High Yield Bond Funds category was -6.47%.
Q	Could you describe the market environment for global high-yield investors during the six-month period ended April 30, 2022?
A	As the period opened in October 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19. As a result, we saw solid performance for credit-sensitive categories of the fixed-income market, such as high-yield securities, through the end of the calendar year. However, the first quarter of 2022 saw market sentiment dominated by increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing policies of many central banks, which led to losses across most asset classes within fixed income.

4 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Russia’s invasion of Ukraine in late February, together with US and European sanctions on Russia, led to sharp increases in energy, metals, and food prices, adding downside risk to real economic growth and adding upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the existing supply chain disruptions and raised concerns about further risks to global economic growth.

During the first quarter of 2022, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Fed’s Open Market Committee (FOMC) raised the federal funds rate target range by a quarter-point, to 0.25% - 0.50%, and indicated that further increases in the benchmark overnight lending rate would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

In Europe, with inflation on the rise and the economy rebounding from COVID-19, the European Central Bank (ECB) also indicated that it would soon end its asset-purchase program, and would likely increase policy rates in the near term.

Benchmark sovereign-debt yields moved sharply higher as the outlook for inflation and central-bank policies shifted in the first quarter of 2022, resulting in weak fixed-income returns for the full six-month period. High-yield corporate issues, which have tended to be less sensitive to interest-rate changes than other assets, outperformed their investment-grade counterparts over the period. Sectors that had felt the worst effects of the COVID-19 crisis, such as energy and air transportation, outperformed other sectors as investors anticipated a further economic reopening. In contrast, sectors that were more “up in quality” and thus highly sensitive to interest-rate changes, and which had been relatively insulated from the effects of COVID-19, underperformed for the period.

With respect to ratings categories, lower-quality securities outperformed higher quality.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 5

Q	What were the principal factors that influenced the Fund’s benchmark-relative performance during the six-month period ended April 30, 2022?
A	Asset allocations contributed positively to the Fund’s benchmark-relative performance during the six-month period, while security selection results detracted modestly from relative returns.

The Fund was well positioned in sectors that have been benefiting from the economic reopening, including energy and transportation. Within energy, positive contributions to relative returns were highlighted by a portfolio position in Baytex Energy, an exploration-and-production company focused on oil operations in Western Canada and the Eagle Ford field in Texas. Holdings of the bonds of Shelf Drilling, an operator of shallow water jack-up drilling rigs outside of the US, also provided a boost to the Fund’s benchmark-relative results. Within transportation, a position in Mexican airline Grupo Aeromexico contributed positively to the Fund’s relative performance. The Fund also had exposure to mining companies, and certain lenders within the financials sector, that aided benchmark-relative results for the period.

With regard to asset allocation, the Fund’s exposures to index-based credit-default-swap contracts (index-swap contracts), and the portfolio’s cash position, aided relative performance for the period. During the period, we sought to add some protection to the portfolio through the use of the index-swap contracts, as high-yield credit spreads narrowed to pre-pandemic levels. Meanwhile, we held cash in the portfolio to help ensure adequate liquidity. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) Another positive contributor to relative results for the period was the Fund’s underweight to the euro, as the US dollar (USD) rallied strongly on the prospect of higher short-term US interest rates.

Sector exposures that weighed on the Fund’s benchmark-relative performance for the six-month period included banking, basic industries, and financial services. The weak performance in banking and basic industries sectors owed mainly to positions in the Russian bank Sovcombank, and Ukrainian steel company Metinvest. The Sovcombank bonds declined in price due to the effects of the economic sanctions placed on Russia as a result of the invasion of Ukraine. The Metinvest

6 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

bonds underperformed as a result of disruptions to the company’s primary steelmaking operations in eastern Ukraine; however, those bonds are not affected by the sanctions. In financial services, the Fund’s exposure to Mexican consumer finance company Credito Real also detracted from relative performance during the six-month period.

Q	Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2022? If so, did the derivatives have any effect on the Fund’s performance?
A	Yes, as noted and described earlier, the Fund’s index-swap contract positions aided benchmark-relative performance over the six-month period. The Fund also had exposure to forward foreign currency exchange contracts (currency forwards) and other currency-related derivatives during the period, which had minimal effect on performance.
Q	Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2022?
A	The Fund’s monthly distribution rate declined over the six-month period, as high-yield spreads narrowed fairly significantly (to pre-pandemic levels).
Q	What is your investment outlook?
A	We believe it will be difficult for the Fed and other central banks to achieve a “soft” economic landing as they work to try to tame inflation. In the US, to the extent that domestic core inflation readouts may not decline as much as the Fed expects throughout 2022, the US central bank will then face a tough decision. Our expectation is that the Fed will have to decide whether to continue to increase the federal funds target range to well above the 3.0% peak priced in by the market, at the risk of causing a recession, or increase the stated inflation target from 2% to 2.5%, or even to 3.0%; or, perhaps, opt for a little bit of each approach. The potential benefit of a higher inflation target, in our view, is that the Fed could then raise the “neutral” federal funds rate target range and thus provide more room to eventually cut rates before hitting zero if, and when, the next recession arrives. We believe the Fed may deem such a change as the lesser of two evils, but if so, it will have to message that change very carefully in order to maintain its long-term credibility.

* Distributions are not guaranteed.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 7

Although we are wary of interest-rate exposure, we note that current US Treasury yields anticipate higher short-term rates. Fed officials, our management team, and other investors, will be parsing the monthly inflation releases to gauge just how persistent inflation turns out to be. We also will be examining economic releases to understand how well the US economy is withstanding higher interest rates.

In general, we remain positive on the short-term fundamental outlook for high-yield corporates, given a backdrop of low defaults, still-accommodative (for now) monetary policy, and continued global demand for yield among investors. In Europe, economic challenges are arising from the Russia-Ukraine conflict, particularly through dramatic increases in energy costs. Although some emerging markets countries could benefit from higher commodity prices, we are concerned about further supply chain disruptions and spillover effects from the Chinese government’s attempts to contain the renewed spread of COVID-19 infections.

We believe it is likely that markets will remain volatile until there is greater clarity on the path of inflation and short-term interest rates, and so we expect security selection to be a larger contributor to returns, as opposed to pure “beta” exposures. (Beta measures an investment’s sensitivity to market movements in relation to an index.)

Please refer to the Schedule of Investments on pages 18–39 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

8 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 9

Portfolio Summary | 4/30/22

Portfolio Diversification

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

10 Largest Holdings
(As a percentage of total investments)*
1.	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	1.32%
2.	Gol Finance SA, 8.00%, 6/30/26 (144A)	1.30
3.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.08
4.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.05
5.	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	1.05
6.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1.01
7.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	0.99
8.	Artera Services LLC, 9.033%, 12/4/25 (144A)	0.98
9.	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	0.94
10.	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	0.93

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 11

Prices and Distributions | 4/30/22

Net Asset Value per Share

Class	4/30/22	10/31/21
A	$7.74	$8.64
C	$7.74	$8.64
Y	$7.59	$8.48

Distributions per Share: 11/1/21–4/30/22

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1752	$ —	$ —
C	$0.1371	$ —	$ —
Y	$0.1818	$ —	$ —

Index Definitions

The Bloomberg Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, and Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 13–15.

12 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2022)

			Bloom-	ICE
			berg	BofA
	Net	Public	Global	U.S.
	Asset	Offering	High	High
	Value	Price	Yield	Yield
Period	(NAV)	(POP)	Index	Index
10 years	3.29%	2.81%	4.34%	5.20%
5 years	2.27	1.33	2.02	3.56
1 year	-6.66	-10.89	-9.97	-4.96

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.27%	1.14%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2023, for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 13

Performance Update | 4/30/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2022)
			Bloom-	ICE
			berg	BofA
			Global	U.S.
			High	High
	If	If	Yield	Yield
Period	Held	Redeemed	Index	Index
10 years	2.52%	2.52%	4.34%	5.20%
5 years	1.47	1.47	2.02	3.56
1 year	-7.52	-8.41	-9.97	-4.96

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
2.01%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Performance Update | 4/30/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of April 30, 2022)

		Bloom-	ICE
		berg	BofA
	Net	Global	U.S.
	Asset	High	High
	Value	Yield	Yield
Period	(NAV)	Index	Index
10 years	3.55%	4.34%	5.20%
5 years	2.50	2.02	3.56
1 year	-6.52	-9.97	-4.96

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.01%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation in effect through March 1, 2023, for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from November 1, 2021 through April 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account Value (after expenses)	$915.20	$910.90	$915.50
on 4/30/22
Expenses Paid	$5.41	$9.24	$4.27
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.95%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2021 through April 30, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 11/1/21
Ending Account Value (after expenses)	$1,019.14	$1,015.12	$1,020.33
on 4/30/22
Expenses Paid	$5.71	$9.74	$4.51
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.95%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 17

Schedule of Investments | 4/30/22 (unaudited)

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 98.4%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.3% of Net Assets*(a)
Airlines — 0.3%
540,000	LATAM Airlines Group S.A., Tranche A Facility,
	8.234% (Term SOFR + 750 bps), 8/8/22	$ 543,915
	Total Airlines	$ 543,915
Auto Parts & Equipment — 0.5%
828,711(b)	First Brands Group LLC, First Lien 2021 Term Loan,
	6.00% (Term SOFR + 500 bps), 3/30/27	$ 828,365
	Total Auto Parts & Equipment	$ 828,365
Human Resources — 0.5%
946,460	Team Health Holdings, Inc., Extended Term Loan,
	6.25% (Term SOFR + 525 bps), 3/2/27	$ 895,194
	Total Human Resources	$ 895,194
Metal Processors & Fabrication — 0.3%
636,800	Grinding Media Inc. (Molycop Ltd.), First Lien Initial
	Term Loan, 4.796% (LIBOR + 400 bps), 10/12/28	$ 624,860
	Total Metal Processors & Fabrication	$ 624,860
Oil-Field Services — 0.7%
1,370,000	ProFrac Holdings II, LLC, Term Loan, 9.603% (Term
	SOFR + 850 bps), 3/4/25	$ 1,349,450
	Total Oil-Field Services	$ 1,349,450
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $4,174,875)	$ 4,241,784

Shares
COMMON STOCKS — 0.7% of Net Assets
Airlines — 0.4%
36,096(c)	Grupo Aeromexico SAB de CV	$ 637,316
	Total Airlines	$ 637,316
Chemicals — 0.0%†
148	LyondellBasell Industries NV, Class A	$ 15,693
	Total Chemicals	$ 15,693
Household Durables — 0.0%†
1,443,476(c)	Desarrolladora Homex SAB de CV	$ 2,829
	Total Household Durables	$ 2,829

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Shares		Value
Oil, Gas & Consumable Fuels — 0.3%
25(c)	Amplify Energy Corp.	$ 167
5,735,146(c)	Ascent CNR Corp.	573,515
	Total Oil, Gas & Consumable Fuels	$ 573,682
Paper & Forest Products — 0.0%†
459,481(c)	Emerald Plantation Holdings, Ltd.	$ 5,054
	Total Paper & Forest Products	$ 5,054
TOTAL COMMON STOCKS
	(Cost $1,302,982)	$ 1,234,574

Principal
Amount
USD ($)
COLLATERALIZED MORTGAGE OBLIGATIONS —
0.1% of Net Assets
114,659(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C,
	1.394% (1 Month USD LIBOR + 84 bps), 10/19/45	$ 117,608
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $0)	$ 117,608
COMMERCIAL MORTGAGE-BACKED SECURITY —
0.2% of Net Assets
325,000(a)	Med Trust, Series 2021-MDLN, Class G, 5.805% (1 Month
	USD LIBOR + 525 bps), 11/15/38 (144A)	$ 316,288
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $325,000)	$ 316,288
CONVERTIBLE CORPORATE BONDS —
2.6% of Net Assets
Airlines — 0.6%
513,000	Air Canada, 4.00%, 7/1/25	$ 705,631
453,000	Spirit Airlines, Inc., 1.00%, 5/15/26	411,551
	Total Airlines	$ 1,117,182
Banks — 0.0%†
IDR 11,178,198,000^	PT Bakrie & Brothers Tbk, 0.00%, 12/22/22	$ 77,107
	Total Banks	$ 77,107
Biotechnology — 0.2%
458,000	Insmed, Inc., 1.75%, 1/15/25	$ 447,289
	Total Biotechnology	$ 447,289
Energy-Alternate Sources — 0.3%
553,000(d)	Enphase Energy, Inc., 3/1/28	$ 525,903
	Total Energy-Alternate Sources	$ 525,903

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 19

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Entertainment — 0.5%
610,000(d)	DraftKings Holdings, Inc., 3/15/28	$ 405,345
520,000	IMAX Corp., 0.50%, 4/1/26	462,020
	Total Entertainment	$ 867,365
	Pharmaceuticals — 0.4%
455,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 396,703
523,000	Tricida, Inc., 3.50%, 5/15/27	270,966
	Total Pharmaceuticals	$ 667,669
	REITs — 0.2%
314,000	Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 321,379
	Total REITs	$ 321,379
	Software — 0.4%
272,000	Bentley Systems, Inc., 0.375%, 7/1/27 (144A)	$ 230,520
196,000	Jamf Holding Corp., 0.125%, 9/1/26 (144A)	181,055
331,000	Verint Systems, Inc., 0.25%, 4/15/26	348,874
	Total Software	$ 760,449
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $5,928,343)	$ 4,784,343
	CORPORATE BONDS — 87.2% of Net Assets
	Advertising — 0.7%
890,000	Clear Channel Outdoor Holdings, Inc.,
	7.50%, 6/1/29 (144A)	$ 839,893
465,000	Clear Channel Outdoor Holdings, Inc.,
	7.75%, 4/15/28 (144A)	438,262
	Total Advertising	$ 1,278,155
	Aerospace & Defense — 0.9%
560,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 515,200
1,205,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,122,542
	Total Aerospace & Defense	$ 1,637,742
	Airlines — 4.4%
225,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	$ 203,188
675,000	Gol Finance SA, 7.00%, 1/31/25 (144A)	577,638
2,635,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	2,309,604
1,785,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,802,850
1,900,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,867,814
EUR 1,300,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,244,603
	Total Airlines	$ 8,005,697

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Auto Manufacturers — 2.0%
	300,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	$ 249,375
	2,545,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	2,359,342
	815,000	Ford Motor Credit Co. LLC, 4.95%, 5/28/27	793,737
	240,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	227,700
		Total Auto Manufacturers	$ 3,630,154
		Auto Parts & Equipment — 0.3%
	536,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 524,337
		Total Auto Parts & Equipment	$ 524,337
		Banks — 1.2%
	700,000	Akbank TAS, 5.125%, 3/31/25	$ 656,114
	420,000	Akbank TAS, 6.80%, 2/6/26 (144A)	402,920
ARS	6,000,000(a)	Banco de la Ciudad de Buenos Aires Series XVI,
		46.253% (BADLARPP + 399 bps), 12/5/22	9,843
	226,000(e)(f)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	217,751
	380,000(e)(f)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	392,160
	529,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	507,840
	1,025,000(e)(f)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year
		CMT Index + 636 bps) (144A)	20,500
	750,000(e)(f)	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year
		CMT Index + 638 bps) (144A)	15,000
	9,000(f)	Turkiye Vakiflar Bankasi TAO, 8.00% (5 Year USD
		Swap Rate + 585 bps), 11/1/27 (144A)	8,889
		Total Banks	$ 2,231,017
		Biotechnology — 0.7%
EUR	1,000,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 948,020
GBP	220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	247,689
		Total Biotechnology	$ 1,195,709
		Building Materials — 1.0%
	1,035,000	Builders FirstSource, Inc., 4.25%, 2/1/32 (144A)	$ 883,631
	601,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	581,468
	420,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc.,
		9.50%, 4/15/30 (144A)	382,599
		Total Building Materials	$ 1,847,698
		Chemicals — 2.5%
	705,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 632,646
EUR	465,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	451,308
	1,108,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	1,066,450
	542,000	Sasol Financing USA LLC, 5.50%, 3/18/31	487,800

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 21

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Chemicals — (continued)
EUR	445,000	SCIL IV LLC/SCIL USA Holdings LLC, 4.375%,
		11/1/26 (144A)	$ 436,215
	515,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	469,937
	1,105,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	988,975
		Total Chemicals	$ 4,533,331
		Commercial Services — 5.2%
	400,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.00%, 6/1/29 (144A)	$ 328,000
	960,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	931,771
EUR	275,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 3.625%, 6/1/28 (144A)	248,770
	400,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	354,000
	1,130,000	APX Group, Inc., 5.75%, 7/15/29 (144A)	925,865
	630,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	624,488
	1,047,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	1,029,608
	1,232,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	1,020,823
	750,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	736,875
	975,000	PECF USS Intermediate Holding III Corp.,
		8.00%, 11/15/29 (144A)	903,084
	1,330,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	1,192,145
	525,000	Sotheby’s, 7.375%, 10/15/27 (144A)	517,125
EUR	605,000	Verisure Holding AB, 3.25%, 2/15/27 (144A)	573,305
		Total Commercial Services	$ 9,385,859
		Computers — 0.3%
	595,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 386,750
	110,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	96,306
		Total Computers	$ 483,056
		Cosmetics/Personal Care — 0.3%
	545,000	Natura &Co. Luxembourg Holdings S.a.r.l., 6.00%,
		4/19/29 (144A)	$ 529,108
		Total Cosmetics/Personal Care	$ 529,108
		Diversified Financial Services — 7.2%
	1,765,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 1,676,750
	406,405(g)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	337,385
	1,765,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	1,534,226

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	700,000(h)	Credito Real SAB de CV SOFOM ER, 8.00%,
		1/21/28 (144A)	$ 112,882
	665,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.00%, 7/19/24 (144A)	475,482
EUR	300,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	308,968
GBP	510,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	626,069
	1,374,482(g)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK
		or 6.50% Cash), 9/15/24 (144A)	1,185,463
	630,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
		5.00%, 8/15/28 (144A)	573,306
	997,000	Provident Funding Associates LP/PFG Finance Corp.,
		6.375%, 6/15/25 (144A)	978,306
EUR	360,000	Sherwood Financing Plc, 4.50%, 11/15/26 (144A)	357,584
GBP	960,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	1,113,598
	1,066,000	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	650,431
	599,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	497,170
	1,020,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	884,850
	1,000,000	VistaJet Malta Finance Plc/XO Management Holding,
		Inc., 6.375%, 2/1/30 (144A)	875,000
	915,000	VistaJet Malta Finance Plc/XO Management Holding,
		Inc., 7.875%, 5/1/27 (144A)	860,741
		Total Diversified Financial Services	$ 13,048,211
		Electric — 1.6%
	610,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 524,600
EUR	280,000	ContourGlobal Power Holdings SA, 3.125%,
		1/1/28 (144A)	264,814
	945,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	788,834
	1,120,000	Pampa Energia SA, 7.50%, 1/24/27 (144A)	1,040,211
	350,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	317,618
		Total Electric	$ 2,936,077
		Electrical Components & Equipments — 1.0%
EUR	935,000	Belden, Inc., 3.375%, 7/15/31 (144A)	$ 872,219
EUR	675,000	Energizer Gamma Acquisition BV, 3.50%,
		6/30/29 (144A)	593,909
	300,000	Energizer Holdings, Inc., 6.50%, 12/31/27 (144A)	288,000
		Total Electrical Components & Equipments	$ 1,754,128
		Energy-Alternate Sources — 0.6%
	200,000	Atlantica Sustainable Infrastructure Plc, 4.125%,
		6/15/28 (144A)	$ 182,000
	920,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	974,418
		Total Energy-Alternate Sources	$ 1,156,418

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 23

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Engineering & Construction — 2.3%
	1,845,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 1,743,525
	1,000,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
		6.00%, 2/1/26 (144A)	935,000
	280,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	266,000
	275,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	259,023
EUR	395,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	393,786
	305,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	286,700
	1,000,709(h)	Stoneway Capital Corp., 10.00%, 3/1/27 (144A)	267,690
		Total Engineering & Construction	$ 4,151,724
		Entertainment — 2.9%
	745,000	CDI Escrow Issuer, Inc., 5.75%, 4/1/30 (144A)	$ 718,113
EUR	900,000	Cirsa Finance International S.a.r.l., 4.50%, 3/15/27	853,655
EUR	800,000	Gamma Bidco S.p.A., 5.125%, 7/15/25 (144A)	812,311
EUR	516,000	International Game Technology Plc, 2.375%,
		4/15/28 (144A)	480,338
	1,145,000	Mohegan Gaming & Entertainment, 8.00%,
		2/1/26 (144A)	1,009,604
	360,000	Scientific Games Holdings LP/Scientific Games
		US FinCo, Inc., 6.625%, 3/1/30 (144A)	342,000
	1,140,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	1,037,309
		Total Entertainment	$ 5,253,330
		Environmental Control — 0.7%
	880,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 780,736
	473,000	Tervita Corp., 11.00%, 12/1/25 (144A)	527,395
		Total Environmental Control	$ 1,308,131
		Food — 3.2%
	710,000	Aragvi Finance International DAC, 8.45%,
		4/29/26 (144A)	$ 545,848
GBP	765,000	Bellis Acquisition Co. Plc, 4.50%, 2/16/26 (144A)	874,171
	1,550,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	1,350,453
	915,000	Lamb Weston Holdings, Inc., 4.125%, 1/31/30 (144A)	816,638
	830,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	688,900
EUR	655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	673,718
	315,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	281,925
	675,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	623,531
		Total Food	$ 5,855,184
		Forest Products & Paper — 1.7%
EUR	350,000	Ahlstrom-Munksjo Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 330,267
	469,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	412,129
	848,000	Mercer International, Inc., 5.125%, 2/1/29	787,716

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Forest Products & Paper — (continued)
	809,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	$ 726,781
	910,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	878,150
		Total Forest Products & Paper	$ 3,135,043
		Healthcare-Services — 1.2%
	855,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 731,025
	809,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	845,405
	786,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	677,925
		Total Healthcare-Services	$ 2,254,355
		Home Builders — 0.4%
	155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 148,023
	655,000	M/I Homes, Inc., 3.95%, 2/15/30	538,711
		Total Home Builders	$ 686,734
		Insurance — 0.3%
GBP	382,000	Galaxy Bidco, Ltd., 6.50%, 7/31/26 (144A)	$ 466,244
		Total Insurance	$ 466,244
		Internet — 1.3%
EUR	755,000	eDreams ODIGEO SA, 5.50%, 7/15/27 (144A)	$ 748,642
	940,000	Twitter, Inc., 5.00%, 3/1/30 (144A)	959,975
EUR	675,000	United Group BV, 5.25%, 2/1/30 (144A)	621,428
		Total Internet	$ 2,330,045
		Iron & Steel — 1.4%
	930,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 946,947
	1,465,000	Metinvest BV, 7.75%, 10/17/29 (144A)	783,775
	405,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	403,481
	430,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	426,775
		Total Iron & Steel	$ 2,560,978
		Leisure Time — 1.9%
	180,000	Carnival Corp., 10.50%, 2/1/26 (144A)	$ 198,000
EUR	385,000	Carnival Plc, 1.00%, 10/28/29	280,857
GBP	545,000	Deuce Finco Plc, 5.50%, 6/15/27 (144A)	624,261
	780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	720,572
	290,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	281,300
	220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	198,000
	817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	692,121
	520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	458,900
		Total Leisure Time	$ 3,454,011

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 25

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Lodging — 0.8%
	598,981(g)	Grupo Posadas S.A.B de CV, 4.00% (6.00% PIK 4.00%
		Cash), 12/30/27 (144A)	$ 458,065
	670,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	604,675
EUR	430,000	NH Hotel Group SA, 4.00%, 7/2/26 (144A)	435,483
		Total Lodging	$ 1,498,223
		Media — 2.7%
	1,450,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 2/1/32 (144A)	$ 1,248,813
	1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	765,000
	1,975,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,767,625
	390,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	336,375
EUR	855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	751,629
		Total Media	$ 4,869,442
		Metal Fabricate/Hardware — 0.2%
	440,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 333,300
		Total Metal Fabricate/Hardware	$ 333,300
		Mining — 3.6%
	730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 585,825
EUR	959,000	Constellium SE, 3.125%, 7/15/29 (144A)	883,515
	1,925,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	1,864,738
	230,000	Endeavour Mining Plc, 5.00%, 10/14/26 (144A)	209,663
	705,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	708,525
	665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	668,325
	200,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	202,990
	710,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
		4/15/32 (144A)	703,660
	811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	689,950
		Total Mining	$ 6,517,191
		Oil & Gas — 12.6%
	640,000	Ascent Resources Utica Holdings LLC/ARU Finance
		Corp., 5.875%, 6/30/29 (144A)	$ 619,462
	1,825,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1,929,372
	1,382,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,298,389
	995,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	965,150
	305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%,
		4/15/30 (144A)	301,950
	305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%,
		4/15/32 (144A)	296,613
	854,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	841,190
	485,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	480,150

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
	1,137,000	MC Brazil Downstream Trading S.a.r.l, 7.25%,
		6/30/31 (144A)	$ 989,190
	590,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	577,533
	550,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	558,525
	165,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	168,333
	615,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	588,863
	746,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	738,913
	1,144,000	Occidental Petroleum Corp., 4.40%, 4/15/46	981,094
	510,000	Parkland Corp., 4.625%, 5/1/30 (144A)	446,250
	575,000	Petroleos Mexicanos, 6.70%, 2/16/32	495,466
	585,000	Range Resources Corp., 4.75%, 2/15/30 (144A)	557,031
	298,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	248,085
	615,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	627,300
	1,135,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	1,000,616
	535,000	Southwestern Energy Co., 4.75%, 2/1/32	506,244
	835,000	Southwestern Energy Co., 5.375%, 3/15/30	824,437
	1,520,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	1,470,600
	970,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	979,904
	504,061	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	488,939
	1,665,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,653,178
	910,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	888,388
	1,650,000	YPF SA, 6.95%, 7/21/27 (144A)	1,200,391
ARS	22,125,000	YPF SA, 16.50%, 5/9/22 (144A)	98,448
		Total Oil & Gas	$ 22,820,004
		Oil & Gas Services — 0.7%
	475,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 475,713
	788,000	Exterran Energy Solutions LP/EES Finance Corp.,
		8.125%, 5/1/25	789,970
		Total Oil & Gas Services	$ 1,265,683
		Packaging & Containers — 0.9%
EUR	980,000	Guala Closures S.p.A., 3.25%, 6/15/28 (144A)	$ 898,210
	645,000	Sealed Air Corp., 5.00%, 4/15/29 (144A)	640,162
		Total Packaging & Containers	$ 1,538,372
		Pharmaceuticals — 1.8%
	840,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	$ 825,250
	600,000	P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25 (144A)	528,750
	808,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	737,203
EUR	345,000	Teva Pharmaceutical Finance Netherlands II BV,
		3.75%, 5/9/27	328,927

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 27

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Pharmaceuticals — (continued)
EUR	585,000	Teva Pharmaceutical Finance Netherlands II BV,
		4.375%, 5/9/30	$ 544,631
	340,000	Teva Pharmaceutical Finance Netherlands III BV,
		5.125%, 5/9/29	308,550
		Total Pharmaceuticals	$ 3,273,311
		Pipelines — 2.8%
	467,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%,
		6/15/31 (144A)	$ 430,714
	1,092,000	Delek Logistics Partners LP/Delek Logistics Finance
		Corp., 6.75%, 5/15/25	1,081,080
	1,165,000(e)(f)	Energy Transfer LP, 7.125% (5 Year CMT Index +
		531 bps)	1,099,294
	665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	538,650
	1,040,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	1,024,400
	790,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	801,850
		Total Pipelines	$ 4,975,988
		Real Estate — 1.1%
EUR	1,300,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 1,078,496
EUR	270,000	Neinor Homes SA, 4.50%, 10/15/26 (144A)	265,667
	770,000	Realogy Group LLC/Realogy Co.-Issuer Corp.,
		5.25%, 4/15/30 (144A)	622,738
		Total Real Estate	$ 1,966,901
		REITs — 0.9%
	1,160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
		Capital LLC, 6.00%, 1/15/30 (144A)	$ 965,700
	780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
		Capital LLC, 6.50%, 2/15/29 (144A)	672,750
		Total REITs	$ 1,638,450
		Retail — 2.5%
	970,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,096,487
GBP	850,000	Constellation Automotive Financing Plc, 4.875%,
		7/15/27 (144A)	919,196
EUR	605,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	594,678
	527,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	482,864
EUR	960,000	Shiba Bidco S.p.A., 4.50%, 10/31/28 (144A)	946,923
	557,000	Staples, Inc., 7.50%, 4/15/26 (144A)	531,935
		Total Retail	$ 4,572,083

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Principal
Amount
USD ($)		Value
	Software — 0.7%
1,440,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 1,325,887
	Total Software	$ 1,325,887
	Telecommunications — 4.3%
1,065,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 879,509
280,000	Altice France SA, 5.125%, 1/15/29 (144A)	237,604
1,165,000	Altice France SA, 5.125%, 7/15/29 (144A)	986,242
1,340,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	1,120,361
1,090,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	953,750
805,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	635,950
765,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	777,431
440,000	Total Play Telecomunicaciones SA de CV, 6.375%,
	9/20/28 (144A)	365,644
885,000	Total Play Telecomunicaciones SA de CV, 7.50%,
	11/12/25 (144A)	821,953
970,000	Windstream Escrow LLC/Windstream Escrow
	Finance Corp., 7.75%, 8/15/28 (144A)	923,925
	Total Telecommunications	$ 7,702,369
	Transportation — 3.6%
910,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%,
	1/13/32 (144A)	$ 824,733
1,485,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	1,300,778
620,000	Hidrovias International Finance SARL, 4.95%,
	2/8/31 (144A)	505,306
445,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	392,713
700,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	711,690
1,740,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	1,426,818
1,285,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,317,613
	Total Transportation	$ 6,479,651
	Water — 0.8%
1,410,000	Aegea Finance S.a.r.l., 6.75%, 5/20/29 (144A)	$ 1,383,654
	Total Water	$ 1,383,654
	TOTAL CORPORATE BONDS
	(Cost $178,597,455)	$157,792,985

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 29

Schedule of Investments | 4/30/22

(unaudited) (continued)

Shares		Value
RIGHTS/WARRANTS — 0.0% of Net Assets†
Aerospace & Defense — 0.0%†
7,000(c)	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
Metals & Mining — 0.0%†
318,254(i)	ANR, Inc., 3/31/23	$ 1,273
	Total Metals & Mining	$ 1,273
Oil, Gas & Consumable Fuels — 0.0%†
61(c)(j)	Alpha Metallurgical Resources, Inc., 7/26/23	$ 7,808
	Total Oil, Gas & Consumable Fuels	$ 7,808
RIGHTS/WARRANTS
	(Cost $36,831)	$ 9,081

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES —
0.5% of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
500,000(a)+	Caelus Re V, 0.913%, (1 Month U.S. Treasury Bill +
	10 bps), 6/5/24 (144A)	$ 44
250,000(a)	Caelus Re V, 0.913%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	25
	Total Event Linked Bonds	$ 69

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.2%
	Multiperil – Worldwide — 0.1%
600,000(c)(k)+	Cypress Re 2017, 1/31/23	$ 60
462,359(c)(k)+	Dartmouth Re 2018, 1/31/23	97,604
277,770(c)(k)+	Oyster Bay Re 2018, 1/31/23	34,198
276,582(c)(k)+	Walton Health Re 2018, 6/15/22	22,017
		$ 153,879
	Windstorm – Florida — 0.1%
250,000(c)(k)+	Formby Re 2018, 2/28/23	$ 22,377
300,000(c)(k)+	Portrush Re 2017, 6/15/22	191,430
		$ 213,807
	Windstorm – U.S. Regional — 0.0%†
250,000(c)(k)+	Oakmont Re 2017, 4/30/23	$ 7,350
	Total Collateralized Reinsurance	$ 375,036

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.0%†
1,000,000(c)(l)+	Harambee Re 2018, 12/31/22	$ 800
695,349(l)+	Harambee Re 2019, 12/31/22	487
		$ 1,287
	Multiperil – Worldwide — 0.3%
3,037(l)+	Alturas Re 2019-2, 3/10/23	$ 1,046
490,000(c)(k)+	Bantry Re 2016, 3/31/23	29,620
250,000(c)(k)+	Bantry Re 2019, 12/31/22	8,491
1,422,258(c)(k)+	Berwick Re 2018-1, 12/31/22	109,941
556,791(c)(k)+	Berwick Re 2019-1, 12/31/22	66,537
250,000(c)(k)+	Gleneagles Re 2018, 12/31/22	29,575
231,508(c)(l)+	Lorenz Re 2019, 6/30/22	26,855
600,000(c)(k)+	Merion Re 2018-2, 12/31/22	99,300
1,000,000(c)(k)+	Pangaea Re 2016-2, 11/30/22	1,783
300,000(c)(k)+	Pangaea Re 2018-1, 12/31/22	6,316
300,000(c)(k)+	Pangaea Re 2018-3, 7/1/22	6,223
245,774(c)(k)+	Pangaea Re 2019-1, 2/1/23	5,121
220,594(c)(k)+	Pangaea Re 2019-3, 7/1/23	7,935
250,000(c)(l)+	Thopas Re 2019, 12/31/22	—
300,000(k)+	Versutus Re 2018, 12/31/22	—
264,763(k)+	Versutus Re 2019-A, 12/31/22	—
35,236(k)+	Versutus Re 2019-B, 12/31/22	—
250,000(c)(l)+	Viribus Re 2018, 12/31/22	—
106,153(c)(l)+	Viribus Re 2019, 12/31/22	2,781
253,645(c)(k)+	Woburn Re 2018, 12/31/22	14,035
244,914(c)(k)+	Woburn Re 2019, 12/31/22	55,312
		$ 470,871
	Total Reinsurance Sidecars	$ 472,158
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $2,113,434)	$ 847,263

Principal
Amount
USD ($)
FOREIGN GOVERNMENT BONDS —
3.8% of Net Assets
Angola — 0.5%
875,000	Angolan Government International Bond, 8.750%,
	4/14/32 (144A)	$ 827,531
	Total Angola	$ 827,531

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 31

Schedule of Investments | 4/30/22

(unaudited) (continued)

Principal
Amount
USD ($)			Value
Argentina — 0.6%
	118,980	Argentine Republic Government International
		Bond, 1.000%, 7/9/29	$ 38,395
	1,175,000	Ciudad Autonoma De Buenos Aires, 7.500%,
		6/1/27 (144A)	1,072,775
		Total Argentina	$ 1,111,170
Egypt — 0.4%
	1,095,000	Egypt Government International Bond, 5.875%,
		2/16/31 (144A)	$ 800,445
		Total Egypt	$ 800,445
Gabon — 0.6%
	1,210,000	Gabon Government International Bond, 7.000%,
		11/24/31 (144A)	$ 1,095,836
		Total Gabon	$ 1,095,836
Ghana — 0.4%
	385,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 226,188
	1,000,000	Ghana Government International Bond,
		8.627%, 6/16/49	575,000
		Total Ghana	$ 801,188
Ivory Coast — 0.5%
EUR	952,000	Ivory Coast Government International Bond,
		4.875%, 1/30/32 (144A)	$ 842,116
		Total Ivory Coast	$ 842,116
Nigeria — 0.5%
	475,000	Nigeria Government International Bond,
		7.375%, 9/28/33 (144A)	$ 380,000
	580,000	Nigeria Government International Bond,
		8.375%, 3/24/29 (144A)	540,363
		Total Nigeria	$ 920,363
Ukraine — 0.3%
EUR	855,000	Ukraine Government International Bond,
		4.375%, 1/27/30 (144A)	$ 284,124
	625,000	Ukraine Government International Bond,
		8.994%, 2/1/24 (144A)	223,338
		Total Ukraine	$ 507,462
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $9,641,064)	$ 6,906,111
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 0.9% of Net Assets
	1,550,000(d)	U.S. Treasury Bills, 5/24/22	$ 1,549,722
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
		(Cost $1,549,703)	$ 1,549,722

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Shares			Value
SHORT TERM INVESTMENTS —
0.1% of Net Assets
Open-End Fund — 0.1%
	154,222(m)	Dreyfus Government Cash Management, Institutional
		Shares, 0.24%	$ 154,222
$ 154,222
TOTAL SHORT TERM INVESTMENTS
		(Cost $154,222)	$ 154,222

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date

OVER THE COUNTER (OTC) CALL OPTION
PURCHASED — 0.0%†
297,012(n)^	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN 0.01(o)	10/23/22	$ —
297,012(p)^	Desarrolladora	Bank of
	Homex	New York
	SAB de CV	Mellon Corp.	MXN —	MXN 0.01(o)	10/23/22	—
$ —
TOTAL OVER THE COUNTER (OTC) CALL
OPTION PURCHASED
	(Premiums paid $0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.2%
4,050,000	Put EUR	Bank of
	Call USD	America NA	EUR 62,239	EUR 1.15	10/19/22	$ 332,043
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED
	(Premiums paid $ 62,239)					$ 332,043
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 62,239)					$ 332,043
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 98.6%
	(Cost $203,886,148)					$178,286,024
OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN — (0.0%)†
(4,050,000)	Call EUR	Bank of
	Put USD	America NA	EUR 62,239 EUR 1.20 10/19/22			$ (2,670)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTION WRITTEN
	(Premiums received $(62,239))					$ (2,670)
	OTHER ASSETS AND LIABILITIES — 1.4%					$ 2,565,087
	NET ASSETS — 100.0%					$180,848,441

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 33

Schedule of Investments | 4/30/22

(unaudited) (continued)

BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
REIT	Real Estate Investment Trust.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2022, the value of these securities amounted to $146,616,152, or 81.1% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2022.
(b)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
(c)	Non-income producing security.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Security is perpetual in nature and has no stated maturity date.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2022.
(g)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(h)	Security is in default.
(i)	ANR, Inc. warrants are exercisable into 318,254 shares.
(j)	Alpha Metallurgical Resources, Inc. warrants are exercisable into 61 shares.
(k)	Issued as participation notes.
(l)	Issued as preference shares.
(m)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2022.
(n)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(o)	Strike price is 1 Mexican Peso (MXN).
(p)	Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 1,046
Bantry Re 2016	2/6/2019	29,621	29,620
Bantry Re 2019	2/1/2019	—	8,491
Berwick Re 2018-1	1/10/2018	207,745	109,941
Berwick Re 2019-1	12/31/2018	66,532	66,537
Caelus Re V	4/27/2017	500,000	44
Caelus Re V	5/4/2018	250,000	25
Cypress Re 2017	1/24/2017	2,017	60
Dartmouth Re 2018	1/18/2018	187,807	97,604
Formby Re 2018	7/9/2018	15,148	22,377
Gleneagles Re 2018	12/27/2017	20,068	29,575
Harambee Re 2018	12/19/2017	21,232	800
Harambee Re 2019	4/24/2019	—	487
Lorenz Re 2019	7/10/2019	72,662	26,855
Merion Re 2018-2	12/28/2017	24,691	99,300
Oakmont Re 2017	5/10/2017	—	7,350
Oyster Bay Re 2018	1/17/2018	30,014	34,198
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	42,902	6,316
Pangaea Re 2018-3	5/31/2018	72,258	6,223
Pangaea Re 2019-1	1/9/2019	2,580	5,121
Pangaea Re 2019-3	7/25/2019	6,618	7,935
Portrush Re 2017	6/12/2017	230,095	191,430
Thopas Re 2019	12/21/2018	—	—
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	19,725	—
Viribus Re 2019	3/25/2019	—	2,781
Walton Health Re 2018	6/25/2018	176,661	22,017
Woburn Re 2018	3/20/2018	85,177	14,035
Woburn Re 2019	1/30/2019	46,844	55,312
Total Restricted Securities			$847,263
% of Net assets			0.5%

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 35

Schedule of Investments | 4/30/22

(unaudited) (continued)

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

United States	47.3%
Canada	10.5%
Luxembourg	8.9%
United Kingdom	5.6%
Mexico	3.6%
Netherlands	2.8%
Argentina	2.1%
Turkey	1.6%
France	1.6%
Italy	1.5%
Cayman Islands	1.3%
Ireland	1.3%
Spain	1.1%
Malta	1.0%
Other (individually less than 1%)	9.8%
100.0%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	2,166,598	EUR	1,904,000	Citibank NA	5/26/22	$155,622
USD	443,582	NOK	3,900,000	Goldman Sachs	5/4/22	27,779
				& Co.
EUR	500,000	USD	548,318	HSBC Bank	6/24/22	(19,372)
				USA NA
NOK	20,950,000	EUR	2,183,735	HSBC Bank	7/11/22	(77,996)
				USA NA
EUR	1,750,000	USD	1,913,276	JPMorgan	5/26/22	(64,953)
				Chase Bank NA
USD	4,432,422	GBP	3,375,000	JPMorgan	6/23/22	188,009
				Chase Bank NA
USD	421,035	NOK	3,900,000	JPMorgan Chase	8/3/22	4,957
				Bank NA
EUR	1,650,000	USD	1,839,438	State Street	6/24/22	(93,914)
				Bank & Trust Co.
EUR	5,340,000	USD	5,754,646	State Street	7/27/22	(94,536)
				Bank & Trust Co.
USD	2,157,366	EUR	1,960,000	State Street	6/24/22	83,895
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$109,491

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS — BUY PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index(2)	Receive	Rate	Date	(Paid)	Appreciation	Value
2,770,000	Markit CDX	Pay	5.00%	6/22/27	$(154,863)	$95,124	$(59,739)
	North America
	North America
	Index Series 38
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS – BUY PROTECTION					$(154,863)	$95,124	$(59,739)
TOTAL SWAP CONTRACTS					$(154,863)	$95,124	$(59,739)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso

EUR — Euro

GBP — Great British Pound

IDR — Indonesian Rupiah

MXN — Mexican Peso

NOK — Norwegian Krone

Purchases and sales of securities (excluding short term investments) for the six months ended April 30, 2022, aggregated $61,885,198 and $81,816,091, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which the Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2022, the Fund did not engage in any cross trade activity.

At April 30, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $202,949,908 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 2,240,525
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(26,904,409)
Net unrealized depreciation	$(24,663,884)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 37

Schedule of Investments | 4/30/22

(unaudited) (continued)

The following is a summary of the inputs used as of April 30, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 4,241,784	$ —	$ 4,241,784
Common Stocks	1,234,574	—	—	1,234,574
Collateralized Mortgage
Obligations	—	117,608	—	117,608
Commercial Mortgage-
Backed Security	—	316,288	—	316,288
Convertible Corporate Bonds	—	4,784,343	—	4,784,343
Corporate Bonds	—	157,792,985	—	157,792,985
Rights/Warrants	9,081	—	—	9,081
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	25	44	69
Collateralized Reinsurance
Multiperil – Worldwide	—	—	153,879	153,879
Windstorm – Florida	—	—	213,807	213,807
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	1,287	1,287
Multiperil – Worldwide	—	—	470,871	470,871
Foreign Government Bonds	—	6,906,111	—	6,906,111
U.S. Government and
Agency Obligations	—	1,549,722	—	1,549,722
Open-End Fund	154,222	—	—	154,222
Over The Counter (OTC)
Call Option Purchased	—	—*	—	—*
Over The Counter (OTC)
Currency Put Option
Purchased	—	332,043	—	332,043
Total Investments
in Securities	$1,397,877	$176,040,909	$847,238	$178,286,024
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Option Written	$ —	$ (2,670)	$ —	$ (2,670)
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	—	109,491	—	109,491
Swap contracts, at value	—	(59,739)	—	(59,739)
Total Other Financial
Instruments	$ —	$ 47,082	$ —	$ 47,082
* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/21	$1,261,165
Realized gain (loss)(1)	(305,440)
Changed in unrealized appreciation (depreciation)(2)	193,381
Accrued discounts/premiums	(58,951)
Purchases	—
Sales	(242,961)
Transfers in to Level 3*	44
Transfers out of Level 3*	—
Balance as of 4/30/22	$ 847,238

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period values. During the six months ended April 30, 2022, a security valued at $44 was transferred from Level 2 to Level 3, due to valuing the security using significant unobservable inputs. There were no other transfers in or out of Level 3 during the period.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at April 30, 2022: $12,577

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 39

Statement of Assets and Liabilities | 4/30/22

(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $203,886,148)	$ 178,286,024
Cash	601,556
Foreign currencies, at value (cost $2,046,040)	1,990,864
Swaps collateral	224,952
Variation margin for centrally cleared swap contracts	17,935
Net unrealized appreciation on forward foreign currency
exchange contracts	109,491
Receivables —
Investment securities sold	48,171
Fund shares sold	120,419
Interest	2,940,065
Due from the Adviser	2,829
Other assets	32,441
Total assets	$ 184,374,747
LIABILITIES:
Payables —
Investment securities purchased	$ 2,548,161
Fund shares repurchased	610,878
Distributions	146,454
Trustees’ fees	660
Swap contracts, at value (net premiums received $154,863)	59,739
Written options outstanding (net premiums received $62,239)	2,670
Due to affiliates	26,502
Accrued expenses	131,242
Total liabilities	$ 3,526,306
NET ASSETS:
Paid-in capital	$ 508,288,534
Distributable earnings (loss)	(327,440,093)
Net assets	$ 180,848,441
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $118,575,911/15,323,889 shares)	$ 7.74
Class C (based on $4,825,030/623,462 shares)	$ 7.74
Class Y (based on $57,447,500/7,569,975 shares)	$ 7.59
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.74 net asset value per share/100%-4.50%
maximum sales charge)	$ 8.10

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 4/30/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $(856))	$ 6,188,618
Dividends from unaffiliated issuers	46,927
Total Investment Income		$ 6,235,545
EXPENSES:
Management fees	$ 706,043
Administrative expenses	34,492
Transfer agent fees
Class A	70,432
Class C	1,978
Class Y	40,023
Distribution fees
Class A	162,347
Class C	29,392
Shareowner communications expense	17,359
Custodian fees	7,092
Registration fees	23,395
Professional fees	47,904
Printing expense	13,619
Pricing fees	780
Trustees’ fees	4,299
Insurance expense	65
Miscellaneous	23,944
Total expenses		$ 1,183,164
Less fees waived and expenses reimbursed by the Adviser		(88,584)
Net expenses		$ 1,094,580
Net investment income		$ 5,140,965
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (1,631,820)
Forward foreign currency exchange contracts	(209,758)
Swap contracts	(1,215,906)
Written option	89,986
Other assets and liabilities denominated in
foreign currencies	134,859	$ (2,832,639)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(21,299,749)
Forward foreign currency exchange contracts	(10,080)
Swap contracts	1,382,768
Written options	(7,014)
Other assets and liabilities denominated in
foreign currencies	(70,421)	$(20,004,496)
Net realized and unrealized gain (loss) on investments		$(22,837,135)
Net decrease in net assets resulting from operations		$(17,696,170)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 41

Statements of Changes in Net Assets

	Six Months
	Ended
	4/30/22	Year Ended
	(unaudited)	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 5,140,965	$ 11,283,755
Net realized gain (loss) on investments	(2,832,639)	9,948,316
Change in net unrealized appreciation (depreciation)
on investments	(20,004,496)	10,903,083
Net increase (decrease) in net assets resulting
from operations	$ (17,696,170)	$ 32,135,154
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.18 and $0.37 per share, respectively)	$ (2,759,507)	$ (6,269,866)
Class C ($0.14 and $0.29 per share, respectively)	(96,744)	(323,636)
Class Y ($0.18 and $0.38 per share, respectively)	(1,481,235)	(3,578,458)
Tax return of capital
Class A ($— and $0.03 per share, respectively)	—	(478,029)
Class C ($— and $0.03 per share, respectively)	—	(26,317)
Class Y ($— and $0.03 per share, respectively)	—	(265,919)
Total distributions to shareowners	$ (4,337,486)	$ (10,942,225)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 12,545,814	$ 48,144,236
Reinvestment of distributions	3,610,147	9,110,196
Cost of shares repurchased	(39,929,544)	(71,639,430)
Net decrease in net assets resulting from Fund
share transactions	$ (23,773,583)	$ (14,384,998)
Net increase (decrease) in net assets	$ (45,807,239)	$ 6,807,931
NET ASSETS:
Beginning of period	$226,655,680	$ 219,847,749
End of period	$180,848,441	$ 226,655,680

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Statements of Changes in Net Assets

(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/22	4/30/22	Ended	Ended
	Shares	Amount	10/31/21	10/31/21
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	246,535	$ 2,042,053	2,409,558	$ 20,550,184
Reinvestment of
distributions	297,974	2,444,744	687,489	5,915,625
Less shares repurchased	(1,478,584)	(12,274,040)	(3,660,756)	(31,492,844)
Net decrease	(934,075)	$ (7,787,243)	(563,709)	$ (5,027,035)
Class C
Shares sold	8,724	$ 73,061	98,564	$ 851,201
Reinvestment of
distributions	11,335	93,025	39,441	337,559
Less shares repurchased	(187,009)	(1,546,604)	(1,540,768)	(13,047,190)
Net decrease	(166,950)	$ (1,380,518)	(1,402,763)	$(11,858,430)
Class Y
Shares sold	1,305,601	$ 10,430,700	3,172,838	$ 26,742,851
Reinvestment of
distributions	133,373	1,072,378	338,393	2,857,012
Less shares repurchased	(3,222,299)	(26,108,900)	(3,208,384)	(27,099,396)
Net increase (decrease)	(1,783,325)	$(14,605,822)	302,847	$ 2,500,467

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 43

Financial Highlights

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class A
Net asset value, beginning of period	$ 8.64	$ 7.88	$ 8.57	$ 8.51	$ 9.12	$ 8.71
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.41	$ 0.46	$ 0.47	$ 0.49	$ 0.51
Net realized and unrealized gain (loss) on investments	(0.93)	0.75	(0.69)	0.05	(0.65)	0.37
Net increase (decrease) from investment operations	$ (0.72)	$ 1.16	$ (0.23)	$ 0.52	$ (0.16)	$ 0.88
Distributions to shareowners:
Net investment income	$ (0.18)	$ 0.37	$ (0.44)	$ (0.44)	$ (0.45)	$ (0.42)
Tax return of capital	—	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.18)	$ (0.40)	$ (0.46)	$ (0.46)	$ (0.45)	$ (0.47)
Net increase (decrease) in net asset value	$ (0.90)	$ 0.76	$ (0.69)	$ 0.06	$ (0.61)	$ 0.41
Net asset value, end of period	$ 7.74	$ 8.64	$ 7.88	$ 8.57	$ 8.51	$ 9.12
Total return (b)	(8.48)%(c)	14.80%	(2.57)%	6.27%	(1.78)%	10.33%
Ratio of net expenses to average net assets	1.14%(d)	1.14%	1.14%	1.25%	1.17%	1.18%
Ratio of net investment income (loss) to average net assets	5.05%(d)	4.77%	5.72%	5.57%	5.56%	5.71%
Portfolio turnover rate	32%(c)	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$118,576	$140,514	$132,580	$160,057	$173,588	$182,900
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.23%(d)	1.27%	1.23%	1.26%	1.17%	1.18%
Net investment income (loss) to average net assets	4.96%(d)	4.64%	5.63%	5.56%	5.56%	5.71%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class C
Net asset value, beginning of period	$ 8.64	$ 7.87	$ 8.55	$ 8.49	$ 9.09	$ 8.69
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.17	$ 0.33	$ 0.39	$ 0.41	$ 0.42	$ 0.44
Net realized and unrealized gain (loss) on investments	(0.93)	0.76	(0.69)	0.04	(0.63)	0.36
Net increase (decrease) from investment operations	$ (0.76)	$ 1.09	$ (0.30)	$ 0.45	$ (0.21)	$ 0.80
Distributions to shareowners:
Net investment income	$ (0.14)	$ 0.29	$ (0.36)	$ (0.37)	$ (0.39)	$ (0.35)
Tax return of capital	—	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.14)	$ (0.32)	$ (0.38)	$ (0.39)	$ (0.39)	$ (0.40)
Net increase (decrease) in net asset value	$ (0.90)	$ 0.77	$ (0.68)	$ 0.06	$ (0.60)	$ 0.40
Net asset value, end of period	$ 7.74	$ 8.64	$ 7.87	$ 8.55	$ 8.49	$ 9.09
Total return (b)	(8.91)%(c)	13.91%	(3.39)%	5.46%	(2.39)%	9.46%
Ratio of net expenses to average net assets	1.95%(d)	2.01%	2.02%	1.97%	1.90%	1.89%
Ratio of net investment income (loss) to average net assets	4.20%(d)	3.84%	4.83%	4.86%	4.75%	5.01%
Portfolio turnover rate	32%(c)	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$4,825	$ 6,828	$17,266	$34,513	$60,700	$143,587

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 45

Financial Highlights (continued)

	Six Months
	Ended	Year	Year	Year	Year	Year
	4/30/22	Ended	Ended	Ended	Ended	Ended
	(unaudited)	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Class Y
Net asset value, beginning of period	$ 8.48	$ 7.73	$ 8.41	$ 8.36	$ 8.95	$ 8.55
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.21	$ 0.42	$ 0.47	$ 0.49	$ 0.50	$ 0.52
Net realized and unrealized gain (loss) on investments	(0.92)	0.74	(0.68)	0.03	(0.62)	0.36
Net increase (decrease) from investment operations	$ (0.71)	$ 1.16	$ (0.21)	$ 0.52	$ (0.12)	$ 0.88
Distributions to shareowners:
Net investment income	$ (0.18)	$ 0.38	$ (0.45)	$ (0.45)	$ (0.47)	$ (0.43)
Tax return of capital	—	0.03	(0.02)	(0.02)	—	(0.05)
Total distributions	$ (0.18)	$ (0.41)	$ (0.47)	$ (0.47)	$ (0.47)	$ (0.48)
Net increase (decrease) in net asset value	$ (0.89)	$ 0.75	$ (0.68)	$ 0.05	$ (0.59)	$ 0.40
Net asset value, end of period	$ 7.59	$ 8.48	$ 7.73	$ 8.41	$ 8.36	$ 8.95
Total return (b)	(8.45)%(c)	15.14%	(2.37)%	6.43%	(1.41)%	10.60%
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.90%	0.96%	0.92%	0.91%
Ratio of net investment income (loss) to average net assets	5.28%(d)	5.01%	5.94%	5.85%	5.73%	5.96%
Portfolio turnover rate	32%(c)	118%	94%	54%	48%	53%
Net assets, end of period (in thousands)	$57,448	$79,313	$70,002	$113,523	$133,015	$292,664
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.98%(d)	1.01%	0.96%	0.96%	0.92%	0.91%
Net investment income (loss) to average net assets	5.20%(d)	4.90%	5.88%	5.85%	5.73%	5.96%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Notes to Financial Statements | 4/30/22

(unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the “Fund”) is the sole portfolio comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 47

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

48 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix or an insurance industry valuation model to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

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Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.

At April 30, 2022, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or a third party insurance industry broker valuation model) representing 0.04% of net assets. The value of these fair valued securities was $77,107.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

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Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2021, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

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The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2021 was as follows:

2021
Distributions paid from:
Ordinary income	$10,171,960
Tax return of capital	770,265
Total	$10,942,225

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2021:

2021
Distributable earnings/(losses):
Capital loss carryforward	$(300,716,035)
Current year dividend payable	(110,136)
Net unrealized depreciation	(4,580,266)
Total	$(305,406,437)

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $924 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

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Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia’s military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may

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continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non- U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future

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sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended

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benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

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The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H.	Restricted Securities Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at April 30, 2022 are listed in the Schedule of Investments.

I.	Insurance-Linked Securities (“ILS”) The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes

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the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the six months ended April 30, 2022, was $273,406. Open purchased options at April 30, 2022, are listed in the Schedule of Investments.

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K. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the six months ended April 30, 2022, was $26,047. Open written options contracts at April 30, 2022, are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the six months ended April 30, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

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The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2022, was $15,209,569 and $11,655,721 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2022, are listed in the Schedule of Investments.

M. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

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Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2022, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

The average market value of credit default swap contracts open during the six months ended April 30, 2022, was $(627,451). Open credit default swap contracts at April 30, 2022, are listed in the Schedule of Investment.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net

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assets over $2 billion. For the six months ended April 30, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $22,701 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended April 30, 2022, the Fund paid $4,299 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At April 30, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $660.

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

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In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$14,191
Class C	969
Class Y	2,199
Total	$17,359

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,801 in distribution fees payable to the Distributor at April 30, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2022, CDSCs in the amount of $1,062 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 63

The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender’s commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market

64 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$332,043	$ (2,670)	$ —	$ —	$329,373
Bank of
New York
Mellon Corp.	—*	—*	—	—	—*
Citibank NA	155,622	—	—	—	155,622
Goldman Sachs
& Co.	27,779	—	—	—	27,779
JPMorgan Chase
Bank NA	192,966	(64,953)	—	—	128,013
State Street
Bank &Trust Co.	83,895	(83,895)	—	—	—
Total	$792,305	$ (151,518)	$—	$—	$640,787

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 2,670	$ (2,670)	$ —	$ —	$ —
HSBC Bank
USA NA	97,368	—	—	—	97,368
JPMorgan Chase
Bank NA	64,953	(64,953)	—	—	—
State Street
Bank & Trust Co. 188,450		(83,895)	—	—	104,555
Total	$353,441	$ (151,518)	$—	$—	$201,923

*	Includes securities that are valued at $0.
(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 65

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Net unrealized
appreciation on
forward foreign
currency contracts	$ —	$ —	$109,491	$ —	$ —
Options purchased*	—	—	332,043	—**	—
Total Value	$ —	$ —	$441,534	$ —**	$ —
Liabilities
Call options written	$ —	$ —	$ 2,670	$ —	$ —
Swap contracts
at value	—	59,739	—	—	—
Total Value	$ —	$59,739	$ 2,670	$ —	$ —

*	Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
**	Securities valued at $0.

66 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2022, was as follows:

			Foreign
Statement	Interest	Credit	Exchange	Equity	Commodity
of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Forward foreign currency
exchange contracts	$ —	$ —	$ (209,758)	$ —	$ —
Options purchased*	—	—	(89,986)	—	—
Options written	—	—	89,986	—	—
Swap contracts	—	(1,215,906)	—	—	—
Total Value	$ —	$ (1,215,906)	$ (209,758)	$ —	$ —
Change in Net Unrealized
Appreciation
(Depreciation) on
Forward foreign currency
exchange contracts	$ —	$ —	$ (10,080)	$ —	$ —
Options purchased**	—	—	250,799	—***	—
Options written	—	—	(7,014)	—	—
Swap contracts	—	1,382,768	—	—	—
Total Value	$ —	$ 1,382,768	$ 233,705	$ —***	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.
***	Securities valued at $0.

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.

Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of April 30, 2022, the Fund had the following unfunded loan commitment outstanding:

				Unrealized
				Appreciation
Loan	Principal	Cost	Value	(Depreciation)
Project Watson Bridge Loan	$1,606,000	$1,606,000	$1,606,000	$ —
Total Value	$1,606,000	$1,606,000	$1,606,000	$ —

Pioneer Global High Yield Fund | Semiannual Report | 4/30/22 67

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation (“BNY Mellon”) serves as the Fund’s Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund’s shareholder servicing and transfer agent.

68 Pioneer Global High Yield Fund | Semiannual Report | 4/30/22

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman John E. Baumgardner, Jr. Diane Durnin Benjamin M. Friedman Lisa M. Jones Craig C. MacKay Lorraine H. Monchak Marguerite A. Piret Fred J. Ricciardi Kenneth J. Taubes	Lisa M. Jones, President and Chief Executive Officer Anthony J. Koenig, Jr., Treasurer and Chief Financial and Accounting Officer Christopher J. Kelley, Secretary and Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

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How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19382-16-0622

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

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(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

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(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

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(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

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ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

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ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

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(1) Gross income from securities lending activities;

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(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

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(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

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(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

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(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

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ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 1, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 1, 2022

* Print the name and title of each signing officer under his or her signature.